UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): November 18, 2025

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(i)	2026 Annual Bonus Plan

On November 18, 2025, upon the recommendation of the Executive Compensation and Human Resources Committee (the “Compensation Committee”), the Board of Directors (the “Board”) of Boston Scientific Corporation (the “Company”) approved the Company’s 2026 Annual Bonus Plan effective for the performance year of January 1, 2026 through December 31, 2026 (the “2026 Annual Bonus Plan”).

As part of the Company’s overall compensation program, the 2026 Annual Bonus Plan provides an annual cash incentive opportunity for eligible exempt and nonexempt indirect labor or equivalent personnel (including the Company’s named executive officers meeting the eligibility criteria) based on the achievement of certain performance metrics. The 2026 Annual Bonus Plan is substantially similar to the 2025 annual bonus plan and provides:

•for the performance year, an aggregate bonus pool equal to the total target annual bonuses of all plan participants multiplied by the applicable distribution percentage, as well a dynamic bonus pool, which shall be equal to 10% or less of the total target annual bonuses for all plan participants;

•following the end of the performance year, the Compensation Committee shall determine the applicable distribution percentage (between 0% - 150%), based on the Company’s performance measured against Company-wide goals for global sales, adjusted earnings per share, and operating income (as a percent of sales), and attainment of corporate sustainability goals; provided the Board maintains its discretion to terminate, suspend or modify the 2026 Annual Bonus Plan and to reduce the applicable distribution percentage based on the Company’s performance relative to its quality objectives and performance of its quality systems; and

•managers will then assign each plan participant under their management an individual performance modifier (between 0% - 150%) based on such participant’s performance, which will be used to determine the participant’s final bonus award, resulting in a maximum payout potential for any individual participant of 0% - 225% of an individual’s target bonus, consistent with prior annual bonus plan years.
Awards to certain executive officers under the 2026 Annual Bonus Plan are subject to (i) the Company’s discretionary recoupment policy, which provides that, to the extent permitted by law, the Company may seek reimbursement of a bonus award in the event of an executive officer’s misconduct or gross dereliction of duty that results in a material violation of Company policy and causes significant harm to the Company and (ii) the Company’s Dodd-Frank Clawback Policy and any other compensation recovery policy adopted by the Board including in response to the requirements of Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the final rules of the U.S. Securities and Exchange Commission (the “SEC”) thereunder, and any applicable listing rules or other rules and regulations implementing the foregoing or as otherwise required by law.

This description of the 2026 Annual Bonus Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such plan. A copy of the 2026 Annual Bonus Plan is included in this filing as Exhibit 10.1 and incorporated herein by reference.

(ii)    2026 Performance Share Programs

On November 18, 2025, upon the recommendation of the Compensation Committee, the Board approved the adoption of two performance share programs, the Boston Scientific Corporation 2026 Relative Total Shareholder Return Performance Share Program (the “2026 rTSR PSP”) and the Boston Scientific Corporation 2026 Organic Net Sales Growth Performance Share Program (the “2026 Organic Net Sales PSP”). The 2026 rTSR PSP and the 2026 Organic Net Sales PSP are substantially similar to the 2025 Total Shareholder Return Performance Share Program and the 2025 Organic Net Sales Growth Performance Share Program, respectively. These programs represent an important component of the overall mix of the Company’s long-term incentive program. Under both programs, if the relevant program criteria are met, performance share awards will be granted to the Company’s executive officers in the form of restricted stock units issued under the Company’s Amended and Restated 2011 Long-Term Incentive Plan. Awards to certain executive officers under both programs are subject to (i) the Company’s discretionary recoupment policy, which provides that, to the extent permitted by law, the Company may seek recovery of performance share units in the event of an executive officer’s misconduct or gross dereliction of duty that results in a material violation of Company policy and causes significant harm to the Company, and (ii) the Company’s Dodd-Frank Clawback Policy and any other compensation recovery policy adopted by the Board including in response to the requirements of Section 10D of the Exchange Act, the final rules of the SEC thereunder, and any applicable listing rules or other rules and regulations implementing the foregoing or as otherwise required by law.

(A)    2026 Relative Total Shareholder Return Performance Share Program

The purpose of the 2026 rTSR PSP is to align the Company’s executive compensation program with the interests of stockholders and to reinforce the concept of pay for performance by comparing the Total Shareholder Return (“TSR”) of the Company’s common stock to the TSR of the other companies included in the S&P 500 Healthcare Index over a three-year period beginning on January 1, 2026 and ending on December 31, 2028 (the “Performance Period”). The number of performance shares awarded will be in a range of 0% to 200% of each participant’s target number of awards based on the Company’s TSR rank. Performance share awards will vest only upon satisfaction of both the performance criteria and the payment eligibility criteria set forth in the 2026 rTSR PSP, subject to certain exceptions in the event of a change of control or termination for retirement, death or disability. In the event a participant’s employment with the Company terminates due to retirement, as defined therein, prior to January 1, 2027, the performance share awards will be forfeited in their entirety.

This description of the 2026 rTSR PSP does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such program. A copy of the 2026 rTSR PSP is included in this filing as Exhibit 10.2 and incorporated herein by reference.

(B) 2026 Organic Net Sales Growth Performance Share Program

The purpose of the 2026 Organic Net Sales PSP is to align the Company’s executive compensation program with the interests of stockholders and to reinforce the concept of pay for performance by providing incentives for the achievement of key business performance objectives critical to the Company’s success. Under the 2026 Organic Net Sales PSP, performance will be measured by comparing the Company’s organic net sales growth, for the three-year period beginning on January 1, 2026 and ending on December 31, 2028 against its financial plan performance for organic net sales, as defined by the 2026 Organic Net Sales PSP. Organic net sales growth, as defined under the 2026 Organic Net Sales PSP, is net sales excluding the impact of foreign currency fluctuation and the impact of certain acquisitions and divestitures for which there are less than a full period of comparable net sales. The number of performance shares awarded will be in a range of 0% to 200% of each participant’s target number of awards, depending on such performance. Performance share awards will only vest upon satisfaction of both the performance criteria and the payment eligibility criteria set forth in the 2026 Organic Net Sales PSP, subject to certain exceptions in the event of a change of control or termination for retirement, death or disability. In the event a participant’s employment with the Company terminates due to retirement, as defined therein, prior to January 1, 2027, the performance share awards will be forfeited in their entirety.

This description of the 2026 Organic Net Sales PSP does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such program. A copy of the 2026 Organic Net Sales PSP is included in this filing as Exhibit 10.3 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No. Description

10.1* Boston Scientific Corporation 2026 Annual Bonus Plan, effective as of January 1, 2026
10.2* Boston Scientific Corporation 2026 Relative Total Shareholder Return Performance Share Program
10.3* Boston Scientific Corporation 2026 Organic Net Sales Growth Performance Share Program
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Documents filed or furnished with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 19, 2025	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary